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                                                                    EXHIBIT 23.3

[PricewaterhouseCoopers Logo]

                                               PricewaterhouseCoopers S.A.
                                               268 Kifissias Avenue
                                               152 32 Halandri
                                               Greece
                                               www.pricewaterhousecoopers.gr
                                               e-mail: pwc.greece@pwcglobal.com
                                               Tel.: 30-210-6874 400
                                               Fax: 30-210-8674 444



            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


We hereby consent to the use in this Registration Statement on Form F-1 of our report dated May 11, 2005 relating to the consolidated financial statements, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


/s/ PricewaterhouseCoopers
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PricewaterhouseCoopers SA
Athens, Greece
May 11, 2005